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                     2900 Semiconductor Drive
                      Santa Clara, CA  95052




                          March 11, 1997


Fairchild Semiconductor Corporation
333 Western Avenue
Portland, Maine  04106

Attention:  Kirk P. Pond

Gentlemen:

          Reference is hereby made to the Master Lease Agreement (the "Lease"), dated as of December 13, 1994, between General Electric Capital Corporation ("GECC") and National Semiconductor Corporation ("NSC"), as amended by Amendment No. 1 thereto, dated as of December 13, 1994, which Lease you hereby represent you have read and fully understand.

          Subject to the terms and conditions set forth below, we hereby agree to sublease to you, and you hereby agree to sublease from us, the equipment (the "Equipment") described in Annex A to any schedule to the Lease as of the date hereof (any such schedule, a "Schedule").

          You hereby agree to pay to us as sublease payments an amount equal to the amounts we pay to GECC as lease payments pursuant to the Lease, such payments to be received by us on the date payments by us are due under the Lease, and we agree to remit such payments to GECC on such date.

          We agree to continue the Lease for your benefit and to exercise all of the rights under the Lease solely for your benefit and at your request. You agree to perform or assist us in performing our obligations under the Lease other than lease payments which will be paid directly by us; provided, that you make payments to us in accordance with the immediately preceding paragraph. You shall look solely to GECC to satisfy all obligations of GECC under the Lease. We shall use our reasonable efforts to cooperate with you in seeking satisfaction from GECC of GECC's obligations under the Lease; provided, however, that you shall indemnify and hold us harmless from and against all liabilities, claims, losses, costs and expenses (including, without limitations, attorneys' fees) incurred by us in connection with or arising out of such cooperation except to the

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extent resulting from our negligence or willful misconduct.

          The term of this Sublease with respect to any piece of Equipment shall be the period specified in the applicable
Schedule. You may terminate this Sublease at any time on the same terms and conditions as we may terminate the Lease. We agree not to terminate the Lease without your consent.

          Upon expiration of this sublease and upon your timely written request and our receipt of an amount equal to the amount to be paid to exercise such option plus any costs and expenses to be incurred by us in connection with such exercise, (i) we shall use our best efforts to exercise, to the extent practicable, our purchase option contained in and in accordance with Section XIX of the Lease and (ii) we shall transfer the Equipment so purchased to you pursuant to a mutually acceptable transfer agreement.

                              Very truly yours,

                              NATIONAL SEMICONDUCTOR
                                CORPORATION


                              By:  _____________________________
                                   Name:
                                   Title:


AGREED AND ACCEPTED:

FAIRCHILD SEMICONDUCTOR
  CORPORATION


By:  __________________________
     Name:
     Title:

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                      MASTER LEASE AGREEMENT


     THIS MASTER LEASE AGREEMENT, dated as of Dec. 13, 1994 ("Agreement"), between General Electric Capital Corporation, with an office at 2200 Powell Street Suite 600, Emeryville, CA 94608 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and National Semiconductor Corporation, a corporation organized and existing under the laws of the State of Delaware with its mailing address and chief place of business at 2900 Semiconductor Drive, Santa Clara, CA 95052 (hereinafter called "Lessee").

                           WITNESSETH:

I.   LEASING:

     (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

     (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for such Equipment, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonable request. As a further condition to such obligations to Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment, and deliver to Lessor a bill of sale therefor (in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

II.  TERM, RENT AND PAYMENT:

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     (a)  The rent payable hereunder and Lessee's right to use
the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The term of this Agreement shall be the period specified in the applicable Schedule. If any term is extended, the word "term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.

     (b) Rent shall be paid to Lessor at its address stated above, except as otherwise directed by Lessor. Payments of rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. If one or more Advance Rentals are payable, such Advance Rental shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other rent payments be refunded to Lessee. If rent is not paid within ten days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

III. RENT ADJUSTMENT:

     (a) The periodic rent payments in each Schedule have been calculated on the assumption (which, as between Lessor and Lessee, is mutual) that the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers ("Effective Rate") will be thirty-five percent (35%) each year during the lease term.

     (b) If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (the "Code")), the Effective Rate is higher than thirty-five percent (35%) for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value divided by the difference between the new Effective Tax Rate (expressed as a decimal) and one (1). The adjusted Termination Value shall be the Termination Value (calculated as of the first rental due in the year for which such adjustment is being made) less the Tax

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Benefits that would be allowable under Section 168 of the Code
(as of the first day of the year for which such adjustment is being made and all subsequent years of the lease term). Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

     (c) Lessee's obligations under this Section III shall survive any expiration or termination of this Agreement.

IV. TAXES: Except as provided in Sections III and XV(c), Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipt hereunder), any Schedule. Lessor or Lessee by any foreign, federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor.

V.   REPORTS:

     (a) Lessee will notify Lessor in writing, within ten (10) days after any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

     (b) Lessee will within ninety (90) days of the close of each fiscal year of Lessee, deliver to Lessee, Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certificate public accountants. Upon request Lessee will deliver to Lessor quarterly, within ninety (90) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee.

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     (c)  Lessee will permit Lessor to inspect any Equipment
during normal business hours.

     (d)  Lessee will keep the Equipment at the Equipment
Location (specified in the applicable Schedule) and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification.

     (e) Lessee will promptly and fully report to Lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed ten percent (10%) of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

     (f) Within sixty (60) days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no default (as described in Section XII) or event which with notice or lapse of time (or both) would become such a default.

VI.  DELIVERY, USE AND OPERATION:

     (a) All Equipment shall be shipped directly from the Supplier to Lessee.

     (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable federal, state and local laws and regulations.

     (c)  LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR
HYPOTHECATE ANY EQUIPMENT, OR THE INTEREST OF LESSEE HEREUNDER.
NOR SHALL LESSEE REMOVE ANY EQUIPMENT FOR THE CONTINENTAL UNITED
STATES, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR.

     (d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

VII. SERVICE:

     (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing

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ownership thereof by Lessor.

     (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, including Internal Revenue Service guidelines, and shall become the property of Lessor. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.

     (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.

VIII. STIPULATED LOSS VALUE: Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of (x) the Stipulated Loss Value of such unit calculated as of the rental next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessor shall be entitled to recover possession of such unit.

IX. LOSS OR DAMAGE: Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

X. INSURANCE: Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may require, including, but not limited to, insurance for damages to or loss of such equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Lessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed ten percent (10%) of such unit's fair market value, or
(ii) with Lessor's written consent. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder.

XI.  RETURN OF EQUIPMENT:

     (a) Upon any expiration or termination of this Agreement or any Schedule, Lessee shall promptly, at its own cost and expense:
(i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose;
(ii) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor, and (iii) return such units to a location within the continental United States as Lessor shall direct.

     (b) Until Lessee has fully complied with the requirements of Section XI(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. Lessor may terminate such continued leasehold interest upon ten (10) days notice to Lessee.

XII. DEFAULT:

     (a) Lessor may in writing declare this Agreement in default if: Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within ten (10) days; Lessee breaches any of its insurance obligations under Section X; Lessee breaches any of its other obligations and fails to cure that breach within thirty (30) days after written notice thereof;

any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; Lessee becomes insolvent or ceases to do business as a going concern; any Equipment is illegally used; or a petition is filed by or against Lessee or any guarantor of Lessee's obligations to Lessor under any bankruptcy or insolvency laws. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

     (b) After default, at the request of Lessor, Lessee shall comply with the provisions of Section XI(a). Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is believed to be and take possession thereof. Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rental next preceding the declaration of default), and (ii) all rentals and other sums then due hereunder. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be retained by Lessor. Lessee shall pay any deficiency in (1) and (2) forthwith.

     (c) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies hereunder, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

     (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a

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default under  this and any such other agreement.

XIII. ASSIGNMENT: Lessor may, without the consent of Lessee, assign this Agreement or any Schedule. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

XIV. NET LEASE; NO SET-OFF, ETC: This Agreement is a net lease. Lessee's obligation to pay rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. Nor shall this Agreement terminate or the obligations of Lessee be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

XV.  INDEMNIFICATION:

     (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, whether caused by the active or passive negligence of Lessor or otherwise, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim of patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of

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Lessee.  Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

     (b)  Lessee hereby represents, warrants and covenants that
(i) on the Lease Commencement Date for any unit of Equipment, such unit will qualify for all of the items of deduction and credit specified in Section C of the applicable Schedule ("Tax Benefits") in the hands of Lessor (all references to Lessor in this Section XV include Lessor and the consolidated taxpayer group of which Lessor is a member), and (ii) at no time during the term of this Agreement will Lessee take or omit to take, nor will it permit any sublessee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by Lessor or the terms of this Agreement), which will result in the disqualification of any Equipment for, or recapture of, all or any portion of such Tax Benefits.

     (c) If as a result of a breach of any representation, warranty or covenant of the Lessee contained in this Agreement or any Schedule (x) tax counsel of Lessor shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to any Equipment, or (y) any such Tax Benefit claimed on the Federal income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service, or (z) any such Tax Benefit is recomputed or recaptured (any such determination, disallowance, adjustment, recomputation or recapture being hereinafter called a "Loss"), then Lessee shall pay to Lessor, as an indemnity and as additional rent, such amount as shall, in the reasonable opinion of Lessor, cause Lessor's after tax economic yields and cash flows, computed on the same assumptions, including tax rates (unless any adjustment has been made under Section III hereof, in which case the Effective Rate used in the next preceding adjustment shall be substituted), as were utilized by Lessor in originally evaluating the transaction (such yields and flows being hereinafter called the "Net Economic Return") to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. Such amount shall be payable upon demand accompanied by a statement describing in reasonable detail such Loss and the computation of such amount.

     (d) All of Lessor's rights, privileges and indemnities contained in this Section XV shall survive the expiration of other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

XVI. DISCLAIMER:  LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE

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EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR
EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following, regardless of any negligence of Lessor (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Lease, Lessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

XVII. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee hereby represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule:

     (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

     (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

     (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the

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Documents except such as have already been obtained.

     (d) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation or By-Laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

     (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

     (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

     (g) Each Balance Sheet and Statement of Income delivered to Lessor has been prepared in accordance with generally accepted accounting principles, and since the date of the most recent such Balance Sheet and Statement of Income, there has been no material adverse change.

     (h) Lessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation
(specified in the first sentence of this Agreement).

     (i) The Equipment will at all times be used for commercial or business purposes.

XVIII.    EARLY TERMINATION:

     (a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date ("Termination Date") upon at least ninety (90) days prior written notice to Lessor.

     (b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rental due on the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date.

     (c) Provided that all amounts due hereunder have been paid on the Termination Date. Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

     (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section
XI) and (ii) pay to the Lessor all amounts required under Section XVIII(b) less the amount of the highest and bid certified by Lessee to Lessor.

XIX. PURCHASE OPTION:

     (a) So long as no default exists hereunder and the lease has not been earlier terminated, Lessee may at lease expiration, upon at least one hundred eighty (180) days prior written notice to Lessor, purchase all (but not less than all) of the Equipment in any Schedule on an AS IS BASIS for cash equal to its then Fair Market Value (plus all applicable sales taxes).

     (b) "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal.

     (c) Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair
Market Value is determined (by agreement or appraisal).

XX.  MISCELLANEOUS:

     (a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     (b)  Unless and until Lessee exercises its rights under
Section XIX above, nothing herein contained shall give or convey to Lessee any right, title or interest in and to any Equipment except as a lessee. Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property of Lessor regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

     (c) Time is of the essence of this Agreement, Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

     (d) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated to, effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor within five days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

     (e) Any rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

General Electric Capital Corporation    National Semiconductor Corporation



By:                                     By:
   --------------------------------        -------------------------------

Title:                                  Title:
      -----------------------------           ----------------------------

                         AMENDMENT NO. 1
                                TO
                      MASTER LEASE AGREEMENT
                DATED Dec. 13, 1994 (the "Lease")
                          BY AND BETWEEN
          NATIONAL SEMICONDUCTOR CORPORATION ('Lessee')
                               AND
  GENERAL ELECTRIC CAPITAL Co M RATION ("GE CAPITAL") ("Lessor")


WHEREAS, Lessor and Lessee have entered into or simultaneously herewith are entering into the Lease; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease as hereinafter provided;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree to amend the Lease as follows:

1. Section II(b) is amended by deleting the last sentence thereof and replacing with the following:

     (b) if rent is not paid within ten days of its due date, and such delay in caused by the acts or omissions of Lessee, Lessee agrees to pay a late charge of five cents ($0.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

2.   Section III of the Lease in deleted in its entirety.

3.   Section V(c) is deleted and replaced with the following:

     (c) Lessee will permit Lessor to inspect any Equipment during normal business hours upon not less than 2 days prior notice by Lessor to Lessee.

4. Section VII(b) is amended by adding at the and thereof, "except as necessary to put the Equipment in working order for its originally intended purpose."

5. Section X is amended by inserting the following as a new sixth sentence after the sentence that begins "Lessee hereby appoints .":

     Notwithstanding any provision hereof to the contrary, Lessor shall not exercise its power as Lessee's attorney-in-fact unless Lessee shall be in default under this Lease.

6. Section XI(a) is amended deleting clause (ii) of the last sentence and replacing with the following:

     (ii) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated in accordance with the manufacturer's standards and reasonable recommendations, if any, and in any case in accordance with industry standards applicable to Equipment of that kind.

7. Section XII(b) is amended by deleting the second sentence thereof and replacing with the following

     Leases hereby authorized Lessor to enter, with or without legal process, any premises where any Equipment is reasonably believed to be located and take possession thereof, provided Lessor complies with Lessee's reasonable worksite and security rules while on Lessee's premises.

8. Section XII(c) is amended by deleting "actual" after "Lessor's" and before "attorney's" and replacing with "reasonable".

9.   Section XII(d) is deleted and replaced with the following:

     Any default by Lessee of its obligations under this Lease or any Schedule hereunder may be declared by Lessor to be a default under all Schedules.

10. Section XIII is amended by deleting the second sentence thereof and replacing with the following:

     Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor, but Lessee shall not be responsible to pay any assignee unless so notified.

and is further amended by adding the following at the and of the
Section:

     Nothing in this Section shall limit Lessee's rights to commence a proceeding against Lessor before any tribunal of competent jurisdiction to seek damages or other remedies for any claim Lessee may have against Lessor, nor shall this Section have any effect on Lessee's rights against any assignee with respect to any acts or omissions of that assignee.

10. Section XV(a) is amended by adding the following at the end thereof:

     Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to any proposed settlement of such claim. If Lessee does not consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim. The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

12. Section XVII(g) is amended by inserting "in Lessee's financial condition" at the end thereof.

13.  Section XIX(a) is amended by deleting "one hundred eighty
(180)" and replacing with "sixty (60)".

14.  Section XIX(b) is deleted and replaced with the following:

     (b) "Fair Market Value", shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer buying at wholesale) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least forty-five (45) days before lease expiration, Lessor and Lessee shall each appoint an independent appraiser to provide an estimate of the Fair Market Value. If the estimates differ by an amount that is less than or equal to 15% of the lower estimate, the Fair Market Value shall be conclusively determined to be the average of the two estimates. If the estimates differ by more than 15% of the lower estimate, the two appraisers shall jointly appoint a third appraiser, who shall provide an estimate of the Fair Market Value, and the Fair Market Value shall be the average of the two estimates that differ by the least amount, provided, however, if the middle estimate differs from the lowest and the highest by the same amount, than the Fair Market Value shall be conclusively determined to be the amount of the middle estimate. Each party shall bear the expense of the appraiser appointed by it, and the parties shall equally bear the expense of the third appraiser.

15. Section XX(e) is amended by deleting "eighteen percent (18%) per annum" in the second line, and replacing with "a per annum rate equal to the sum of the "prime rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the due date of such payment, plus 2% per annum (200 basic points)."

This Amendment shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Lease shall remain in full force and effect an entered into by the parties on or prior to the date hereof.

LESSEE:                            LESSOR:

NATIONAL SEMICONDUCTOR             GENERAL ELECTRIC CAPITAL
CORPORATION                        CORPORATION


By:---------------------------     By:----------------------------



Its:--------------------------     Its:---------------------------



Dated:------------------------     Dated:-------------------------

(Article 2A notice letter)






                                                  November 21, 1994



National Semiconductor Corporation
2900 Semiconductor Drive
Santa Clara, CA 95052
Attn: Mr. Richard Crowley

Dear Mr. Crowley:

General Electric Capital Corporation is entering into a lease Agreement dated December 13, 1994 (the "Agreement") with National Semiconductor Corporation for the lease of certain equipment set forth on the attached Annex A (the "Equipment") to the Agreement.
 In accordance with the requirements of Article 2A of the Uniform Commercial Code, Lessor hereby makes the following disclosures to Lessee prior to execution of the Agreement, (a) the person supplying the Equipment is See Annex A (the "Supplier"), (b) Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by Supplier, which is supplying the Equipment in connection with or as part of the contract by which Lessor acquired the Equipment and (c) with respect to such Equipment, Lessee may communicate with Supplier and receive an accurate and complete statement of such promises and warranties, including any disclaimers and limitations of them or of remedies.

                             General Electric Capital Corporation


                             By:
                                ---------------------------------

                             Its:      Senior Operations Analyst
                                 --------------------------------


Acknowledged and Agreed:

National Semiconductor Corporation

By:
   ----------------------------
Its:
    ---------------------------

                    ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall,. at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shaft, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:                                By:
   ----------------------------       ----------------------------

                             ANNEX A
                                TO
                         SCHEDULE NO. 008
                    TO MASTER LEASE AGREEMENT
                           DATED AS OF

                     DESCRIPTION OF EQUIPMENT


Vendor Name     Invoice #   Inv. Date    Equipment                 Cost
-----------     ---------   ---------    ---------                 ----

Applied         112459      3/16/94      (1) Precision 5000       $1,659,620.00
Materials                                Mark II Tungsten
                                         System and
                                         attachments and
                                         accessories described
                                         more fully on invoice
                                         #112459 attached
                                         hereto and made a
                                         part hereof.             $3,451.76
                                         Freight

Applied         112459      3/16/94      (2) 5000 Tungsten-Etch   $56,930.00
Materials                                Back CES
                                         (2) Window/A1203         $4,315.00
                                         (1) Tyland MFC           $48,300.00
                LESS DISCOUNT                                     {$85,827.50}

Varian          035460     10/19/93      Varian 64120 System      $2,902,157.00
Assoc.                                   and attachments and
                                         accessories described
                                         more fully on invoice
                                         #035460 attached
                                         hereto and made a part
                                         hereof.

Varian         035460      11/04/93      Process Development      $24,000.00
Assoc.

Varian         034988D      2/25/94      Varian Products          $33,611.00
Assoc.                                   described more fully
                                         on invoice #034988D
                                         attached hereto and
                                         made a part hereof.
                                         Freight                  $83.40


Varian         0349883       3/2/94      0981-F8473-301, Helium   $1,314.03
Assoc.                                   Calibrated Leak, 10-7
                                         Range

Varian         034988G      3/17/94      0960-L6910-301           $28,347.00
Assoc.                                   LD-Pump,
                                         960T0/50-60HZ/115V
                                         Freight                  $83.40

Varian         04952##      4/12/94      (6) 982-1111 (Y224)      $48,504.00
Assoc.                                   BTO Assembly for
                                         Edwards Scroll Pump

               INVOICE                   $4,724,889.09
               COST

                             ANNEX B
                                TO
                         SCHEDULE NO. 008
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of Four Million Seven Hundred Twenty-four Thousand Eight Hundred Eighty-nine Dollars and Nine Cents Dollars ($4,724,889.09) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
________ day of ________, 19__.

                                   SELLER:

                                   National Semiconductor Corporation

                                   By:_______________________________

                                   Title:____________________________

                             ANNEX C
                                TO
                         SCHEDULE NO. 008
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT



Manufacturer   Serial    Type and
               Numbers   Model of    Number of   Cost Per
                         Equipment   Units       Unit



See Annex A Attached hereto and Made A Part Hereof




                                   ________________________________
                                   Authorized Representative


                                   Dated:         December 13, 1994
                                         --------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO 008
                          TO MASTER LEASE AGREEMENT
                        DATED AS OF December 13, 1994

                 STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.789                   107.973
          2             103.052                   107.328
          3             102.306                   106.674
          4             101.546                   106.006
          5             100.773                   105.325
          6              99.986                   104.631
          7              99.186                   103.922
          8              98.377                   103.205
          9              97.554                   102.474
         10              96.717                   101.730
         11              95.872                   100.976
         12              95.013                   100.209
         13              94.140                    99.428
         14              93.258                    98.638
         15              92.367                    97.840
         16              91.467                    97.032
         17              90.557                    96.214
         18              89.638                    95.387
         19              88.709                    94.550
         20              87.772                    93.704
         21              86.824                    92.849
         22              85.867                    91.984
         23              84.901                    91.110
         24              83.925                    90.226
         25              82.940                    89.332
         26              81.945                    88.429
         27              80.941                    87.517
         28              79.930                    86.598
         29              78.911                    85.672
         30              77.886                    84.738
         31              76.853                    83.798
         32              75.810                    82.847
         33              74.761                    81.890
         34              73.704                    80.925
         35              72.638                    79.951
         36              71.564                    78.969
         37              70.480                    77.977
         38              69.060                    76.649
         39              67.627                    75.308
         40              66.186                    73.959
         41              64.736                    72.601
         42              63.277                    71.234
         43              61.809                    69.858
         44              60.328                    68.469
         45              58.838                    67.072

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         46              57.340                    65.665
         47              55.829                    64.246
         48              54.308                    62.817
         49              52.778                    61.380
         50              51.236                    59.929
         51              49.681                    58.466
         52              48.118                    56.995
         53              46.548                    55.517
         54              44.970                    54.032
         55              43.385                    52.539
         56              41.787                    51.033
         57              40.182                    49.519

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached Bill of Sale to the following parties in the amount(s) designated below.


     National SemiConductor               $4,724,889.09
Corporation
     2900 Semiconductor Drive
     Santa Clara, CA 95052-
8090




     For reimbursement of funds
     previously paid to various
     vendors for equipment plus
     attachments and
     accessories including
     labor described on Annex A
     attached hereto and made a
     part hereof.



                               Very truly yours,

                               National Semiconductor Corporation

                               By:_____________________________

                               Title:______________________________

                               Date:_______________________________

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a Master Lease
Agreement dated as of   December 13, 1994   (the "Lease") by and between the
undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE Choice of Option



OPTION 1
Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment): Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;


OPTION 2
Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                          LESSEE:

                          National Semiconductor Corporation

                          By:____________________________

                          Title:________________________________

                          Date:_________________________________

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 008
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994



Lessor & Mailing Address:                       Lessee & Mailing Address:


General Electric Capital                        National Semiconductor
Corporation                                     Corporation
2200 Powell Street, Suite 600                   2900 Semiconductor Drive
Emeryville, CA  94608                           Santa Clara, CA  95052


Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $69,039.61
     2.   Capitalized Lessor's Cost:    $4,724,889.09
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.46119,
     Mons. 37-72 1.78557
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04871, Mons.
     37-72 .05952
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
     Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commencement Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Method (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years

     c.   Basis:      100%       of Capitalized Lessor's Cost.

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commence Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to
          (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent shall be on
              12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
     occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or export fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.
     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, ad at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $
          1,448,887.24    (the "FMV Early Option Price"), plus
          all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                               LESSOR:

NATIONAL SEMICONDUCTOR                GENERAL ELECTRIC CAPITAL
CORPORATION                           CORPORATION


By:_________________________________  By:__________________________________
______                                ______

____________________________________  _____________________________________
______                                ______

   (Typed or printed name and            (Typed or printed name and
             title)                                title)

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 001
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:                     Lessee & Mailing Address:

General Electric Capital                      National Semiconductor
Corporation                                   Corporation
2200 Powell Street, Suite 600                 2900 Semiconductor Drive
Emeryville, CA  94608                         Santa Clara, CA  95052



Capitalized terms not defined shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement";
said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $15,919.72
     2.   Capitalized Lessor's Cost:    $1,103,933.71
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.44209,
     Mons. 37-72 1.76223
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04807, Mons.
     37-72 .05874
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
     Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Method (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years

     c.   Basis:      100%       of Capitalized Lessor's Cost.

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
     occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commence Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or export fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee'' approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim. The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, and at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $
          354,417.92    (the "FMV Early Option Price"), plus all
          applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                               LESSOR:
NATIONAL SEMICONDUCTOR                GENERAL ELECTRIC CAPITAL
CORPORATION                           CORPORATION

By:______________________________     By:____________________________
_______                               _______

_________________________________     _______________________________
_______                               _______
    (Typed or printed name and        (Typed or printed name and
              title)                            title)

                          ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the least provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:__________________________      By:_________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

                INVOICE
 VENDOR NAME       #      INV. DATE                          EQUIPMENT                                COST
-------------  ---------  ---------  ----------------------------------------------------------  ---------------
Opal               93209   11/28/93  Opal 7830 CD-SEM and attachments and accessories described  $ 1,098,.091.00 more fully on invoice #93209 attached hereto and made a
                                     part hereof.
                                     Freight:                                                    $      1,892.71
Neslab            399823    6/22/94  Spare Parts                                                 $      2,700.00
Opal               94028    5/18/94  Vibration, EMI and acoustic survey                          $      1,250.00

                          INVOICE COST: $1,103,933.71

Initials: --------------------------------------     --------------------------------------
                      Lessor                                         Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 001
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million One Hundred Three Thousand Nine Hundred Thirty-three Dollars and Seventy-one Cents Dollars ($1,103,933.71) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.
-----------        ------------
                                   SELLER:

                                   National Semiconductor Corporation

                                   By:_______________________________

                                   Title:____________________________

                             ANNEX C
                                TO
                         SCHEDULE NO. 001
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT



Manufacturer    Serial      Type and      Number of    Cost Per
                Numbers     Model of      Units        Unit
                            Equipment


See Annex A Attached hereto and Made A Part Hereof




                                   _____________________________
                                   Authorized Representative


                                   Dated:         December 13, 1994
                                         --------------------------

                              ANNEX D
                                TO
                         SCHEDULE NO 008
                   TO MASTER LEASE AGREEMENT
                 DATED AS OF December 13, 1994

          STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.788                   107.923
          2             103.070                   107.272
          3             102.343                   106.613
          4             101.602                   105.940
          5             100.848                   105.254
          6             100.081                   104.554
          7              99.300                   103.840
          8              98.510                   103.118
          9              97.707                   102.383
         10              96.890                   101.633
         11              96.064                   100.875
         12              95.225                   100.103
         13              94.372                    99.318
         14              93.510                    98.524
         15              92.640                    97.721
         16              91.760                    96.909
         17              90.871                    96.087
         18              89.972                    95.256
         19              89.064                    94.415
         20              88.147                    93.566
         21              87.220                    92.707
         22              86.284                    91.838
         23              85.339                    90.961
         24              84.384                    90.073
         25              83.420                    89.177
         26              82.447                    88.271
         27              81.464                    87.356
         28              80.475                    86.434
         29              79.478                    85.505
         30              78.474                    84.569
         31              77.463                    83.625
         32              76.443                    82.673
         33              75.416                    81.713
         34              74.381                    80.746
         35              73.337                    79.770
         36              72.286                    78.786
         37              71.225                    77.793
         38              69.832                    76.467
         39              68.427                    75.130
         40              67.013                    73.783
         41              65.590                    72.428
         42              64.159                    71.065
         43              62.719                    69.692
         44              61.266                    68.307
         45              59.805                    66.913

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         46              58.335                    65.510
         47              56.852                    64.095
         48              55.360                    62.671
         49              53.859                    61.238
         50              52.346                    59.792
         51              50.820                    58.333
         52              49.286                    56.867
         53              47.746                    55.394
         54              46.198                    53.914
         55              44.643                    52.426
         56              43.075                    50.926
         57              41.499                    49.418

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                    $1,103,933.71
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090


For reimbursement of funds
previously paid to various
vendors for equipment plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                               Very truly yours,

                               National Semiconductor Corporation

                               By:_______________________________

                               Title:____________________________

                               Date:_____________________________

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   December 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



           OPTION 1               Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;




           OPTION 2               Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                              LESSEE:

                              National Semiconductor Corporation

                              By:_______________________________

                              Title:____________________________

                              Date:_____________________________

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 002
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:            Lessee & Mailing Address:



General Electric Capital             National Semiconductor
Corporation                          Corporation
2200 Powell Street, Suite 600        2900 Semiconductor Drive
Emeryville, CA  94608                Santa Clara, CA  95052


Capitalized terms not defined shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement";
said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $36,202.71
     2.   Capitalized Lessor's Cost:    $2,515,037.57
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.43945,
          Mons. 37-72 1.75901
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04798, Mons.
          37-72 .05863
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Methods (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years

     c.   Basis:      100%       of Capitalized Lessor's Cost.

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be due on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
     occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commence Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
          sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or export fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee'' approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.
     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, and at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $
          812,432.59    (the "FMV Early Option Price"), plus all
          applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                                  LESSOR:

NATIONAL SEMICONDUCTOR                   GENERAL ELECTRIC CAPITAL
CORPORATION                              CORPORATION

By:____________________________    By:____________________________

_______________________________    _______________________________
(Typed or printed name and title)  (Typed or printed name and title)

                          ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall,. at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagram, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:__________________________      By:_________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 002
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

                                       INVOICE     INV.
            VENDOR NAME                   #        DATE                  EQUIPMENT                     COST
------------------------------------  ---------  ---------  ------------------------------------  ---------------
Integrated Solutions                     320124    5/10/94  GCA 8500-003 Stepper 2142 G- Line
                                                            8500SE (NSC)                          $    750,000.00
                                                            Freight:                              $      1,200.00
Anderson DeBartolo Pan                    41016    5/13/94  Professional Services                 $     17,658.00
Anderson DeBartolo Pan                    40915    4/29/94  Professional Services                 $      1,962.00
Tylan General                             66965    4/12/94  Misc. Repairs                         $      1,775.00
Lam Research Corp                        171405    9/15/93  TCP 9600 S/N#4058                     $  1,374,623.25
Matheson Elect. Products Group            16847    7/15/94  Auto-purge system for 8C13 for LAM
                                                            9600 and attachments and accessories
                                                            described more fully on invoice
                                                            16847 attached hereto and made a      $     63,263.25
                                                            part hereof. Freight                        $1,529.41
Vector Tech.                             047741    10/4/93  ES-400 Base Unit, Type-7 Entry Kit,
                                                            ES-Series Elec Cont. Box Assbly       $     17,085.00
Semix Inc.                                15536     2/9/93  Sog Spin Coater, Indexers Basic
                                                            repair parts kit, Cleaning and        $    285,122.00
                                                            consumable kit Freight                        $819.66

                          INVOICE COST: $2,515,037.57


Initials: ------------------------------     ---------------------------------
                    Lessor                                Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 002
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of Two Million Five Hundred Fifteen Thousand Thirty-Seven Dollars and Fifty-seven Cents Dollars ($2,515,037.57) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this thirteenth day of December ,1994.

                                   SELLER:

                                   National Semiconductor

Corporation

                                   By:
                                      ---------------------------

                                   Title:    Assistant Treasurer
                                         ------------------------

                             ANNEX C
                                TO
                         SCHEDULE NO. 002
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT



Manufacturer    Serial     Type and
                Numbers    Model of     Number of    Cost Per
                           Equipment    Units        Unit


See Annex A Attached hereto and Made A Part Hereof




                                   --------------------------
                                   Authorized Representative


                                   Dated:      December 13, 1994
                                         -----------------------

                                     ANNEX D
                                       TO
                                 SCHEDULE NO 002
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF December 13, 1994

                  STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.788                   107.916
          2             103.072                   107.265
          3             102.348                   106.605
          4             101.610                   105.931
          5             100.859                   105.244
          6             100.094                   104.543
          7              99.315                   103.829
          8              98.529                   103.106
          9              97.728                   102.370
         10              96.914                   101.620
         11              96.091                   100.861
         12              95.254                   100.089
         13              94.404                    99.303
         14              93.545                    98.508
         15              92.677                    97.704
         16              91.800                    96.892
         17              90.914                    96.069
         18              90.018                    95.238
         19              89.113                    94.396
         20              88.198                    93.546
         21              87.275                    92.687
         22              86.342                    91.818
         23              85.399                    90.940
         24              84.448                    90.052
         25              83.486                    89.155
         26              82.516                    88.249
         27              81.536                    87.334
         28              80.550                    86.411
         29              79.556                    85.482
         30              78.556                    84.545
         31              77.548                    83.602
         32              76.531                    82.649
         33              75.506                    81.689
         34              74.475                    80.721
         35              73.434                    79.745
         36              72.386                    78.761
         37              71.328                    77.767
         38              69.939                    76.442
         39              68.537                    75.105
         40              67.127                    73.759
         41              65.709                    72.405
         42              64.281                    71.041
         43              62.845                    69.669
         44              61.396                    68.285

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         45              59.939                    66.891
         46              58.472                    65.489
         47              56.993                    64.074
         48              55.505                    62.651
         49              54.008                    61.218
         50              52.499                    59.773
         51              50.977                    58.315
         52              49.448                    56.850
         53              47.911                    55.378
         54              46.367                    53.898
         55              44.816                    52.411
         56              43.252                    50.911
         57              41.681                    49.404

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                 $2,515,037.57
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090




For reimbursement of funds
previously paid to various
vendors for equipment plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                                Very truly yours,

                                National Semiconductor Corporation

                                By:
                                   ---------------------------------

                                Title:    Assistant Treasurer
                                      ------------------------------
                                Date:     December 13, 1994
                                     -------------------------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

                               To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   December 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



        OPTION 1        Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;




        OPTION 2        Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                                      LESSEE:

                                      National Semiconductor Corporation

                                      By:
                                         -------------------------------

                                      Title:    Assistant Treasurer
                                            ----------------------------

                                      Date:     December 13, 1994
                                           -----------------------------

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 003
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:                    Lessee & Mailing Address:



General Electric Capital Corporation         National Semiconductor Corporation
2200 Powell Street, Suite 600                2900 Semiconductor Drive
Emeryville, CA  94608                        Santa Clara, CA  95052


Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above
("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $15,531.46
     2.   Capitalized Lessor's Cost:    $1,109,397.74
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.39999,
          Mons. 37-72 1.71079
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04667, Mons.
          37-72 .05703
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Methods (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years
                          ------------------------

     c.   Basis:      100%       of Capitalized Lessor's Cost.
       ------------------------
D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be due on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
          occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or export fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee'' approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to any proposed settlement of such claim. If Lessee does not consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.

     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, ad at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which is 60 months from the Basic Term Commencement
          Date of the Schedule for a price equal to $391,484.27 (the "FMV Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                                LESSOR:

NATIONAL SEMICONDUCTOR                 GENERAL ELECTRIC CAPITAL
CORPORATION                            CORPORATION

By:_______________________________     By:_______________________________

__________________________________     __________________________________
(Typed or printed name and title)      (Typed or printed name and title)

                      .  ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagram, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:___________________________     By:__________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 003
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

               INVOICE
VENDOR NAME       #      INV. DATE                           EQUIPMENT                                 COST
------------  ---------  ---------  ------------------------------------------------------------  ---------------
Lam              172965   10/27/93  851-010003-101 Assembly System R4520 Oxide Etch System        $  1,066,575.00
Research                            SN#2736 and attachments and accessories described more fully
Corp.                               on invoice #172965 attached hereto and made a part hereof
Lam              179955    4/25/94  Spare Parts to 4520 System described more fully on invoice    $     38,732.10
Research                            #179955 attached hereto and made a part hereof.
Corp.
Lam              180409     5/4/94  Encoder Shaft Freight                                         $  561.54 $6.00
Research
Corp.
Lam              180170    4/28/94  Funnel, Quartz P.S. Module                                    $      3,523.10
Research
Corp.

                          INVOICE COST: $1,109,397.74

Initials: ---------------------------    ------------------------------
                    Lessor                           Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 003
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million One Hundred Nine Thousand Three Hundred Ninety-seven Dollars and Seventy-four Cents Dollars ($1,109,397.74) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.

                                   SELLER:

                                   National Semiconductor

Corporation

                                   By:_____________________

                                   Title:    Assistant Treasurer
                                         -------------------------

------

                             ANNEX C
                                TO
                         SCHEDULE NO. 003
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT



                             Type and
Manufacturer    Serial       Model of         Number of      Cost Per
                Numbers      Equipment        Units          Unit


See Annex A Attached hereto and Made A Part Hereof




                                   ______________________________
                                   Authorized Representative


                                   Dated:         December 13,
1994                                     ----------------------
--------

                                    ANNEX D
                                       TO
                                SCHEDULE NO 003
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF December 13, 1994

                  STIPULATED LOSS AND TERMINATION VALUE TABLE*
                                            STIPULATED
                   TERMINATION VALUE        LOSS VALUE
   RENTAL             PERCENTAGE            PERCENTAGE
-------------  -------------------------  --------------
          1              103.793               107.820
          2              103.116               107.157
          3              102.431               106.485
          4              101.733               105.800
          5              101.021               105.102
          6              100.296               104.391
          7               99.558               103.666
          8               98.811               102.933
          9               98.051               102.186
         10               97.277               101.426
         11               96.496               100.658
         12               95.700                99.876
         13               94.891                99.080
         14               94.074                98.276
         15               93.248                97.464
         16               92.413                96.643
         17               91.569                95.812
         18               90.715                94.972
         19               89.853                94.123
         20               88.982                93.265
         21               88.101                92.398
         22               87.211                91.522
         23               86.313                90.637
         24               85.405                89.742
         25               84.487                88.838
         26               83.561                87.926
         27               82.626                87.005
         28               81.685                86.077
         29               80.736                85.142
         30               79.781                84.200
         31               78.818                83.251
         32               77.847                82.293
         33               76.869                81.328
         34               75.883                80.356
         35               74.889                79.375
         36               73.888                78.388
         37               72.877                77.390
         38               71.544                76.071
         39               70.199                74.739
         40               68.846                73.400

                                            STIPULATED
                   TERMINATION VALUE        LOSS VALUE
   RENTAL             PERCENTAGE            PERCENTAGE
-------------  -------------------------  --------------
         41               67.484                72.052
         42               66.114                70.695
         43               64.735                69.330
         44               63.344                67.952
         45               61.945                66.567
         46               60.537                65.172
         47               59.117                63.766
         48               57.689                62.351
         49               56.251                60.927
         50               54.802                59.491
         51               53.340                58.043
         52               51.872                56.588
         53               50.396                55.126
         54               48.914                53.657
         55               47.424                52.181
         56               45.922                50.692
         57               44.413                49.196

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                     $1,109,397.74
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090




For reimbursement of funds
previously paid to various
vendors for equipment plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                                      Very truly yours,

                                      National Semiconductor Corporation

                                      By:
                                         -------------------------------

                                      Title:    Assistant Treasurer
                                             ---------------------------

                                      Date:     December 13, 1994
                                            ----------------------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   December 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



                OPTION 1             Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;




                OPTION 2             Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                                     LESSEE:

                                     National Semiconductor Corporation

                                     By:
                                        -------------------------------

                                     Title:    Assistant Treasurer
                                            ----------------------------

                                     Date:     December 13, 1994
                                            ---------------------------

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 004
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:                     Lessee & Mailing Address:



General Electric Capital                      National Semiconductor
Corporation                                   Corporation
2200 Powell Street, Suite 600                 2900 Semiconductor Drive
Emeryville, CA  94608                         Santa Clara, CA  95052


Capitalized terms not defined shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement";
said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $16,503.52
     2.   Capitalized Lessor's Cost:    $1,178,831.45
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.39999,
          Mons. 37-72 1.71079
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04667, Mons.
          37-72 .05703
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Methods (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years
                          ------------------------------

     c.   Basis:      100%       of Capitalized Lessor's Cost.
                 ---------------

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commence Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to
          (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent shall be on
              12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
          occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commence Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or from the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or export fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to any proposed settlement of such claim. If Lessee does not consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.

     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, ad at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $
          415,986.04    (the "FMV Early Option Price"), plus all
          applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                               LESSOR:

NATIONAL SEMICONDUCTOR                GENERAL ELECTRIC CAPITAL
CORPORATION                           CORPORATION

By:_______________________________    By:_______________________________

__________________________________    __________________________________
(Typed or printed name and title)     (Typed or printed name and title)

                         ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall,. at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagram, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:__________________________      By:_________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 004
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

                INVOICE     INV.
 VENDOR NAME       #        DATE                              EQUIPMENT                                 COST
-------------  ---------  ---------  ------------------------------------------------------------  ---------------
Lam Research      183107    6/30/94  850-010000-151 R4520S Oxide Etch System SN#2953 and           $  1,058,898.75
Corp.                                attachments and accessories described more fully on invoice
                                     #183107 attached hereto and made a part hereof.
                                     Freight:                                                      $      2,719.53
Lam Research      187044    9/21/94  Ring Filler                                                   $      4,180.00
Corp.
Lam Res.          187077    9/23/94  (2) Silicon 6" Electrodes                                     $     11,450.00
Corp.
Lam Res.          187947  10/10/9 4  Quartz Funnel, 8.12 Dim.                                      $      4,325.00
Corp.
Lam Research      187519    9/30/94  Spare Parts and attachments and accessories described more    $     30,044.00
Corp.                                fully on invoice #187519 attached hereto and made a part
                                     hereof.
Ebara Tec      h. 105987     8/8/94  40x20 Dry Pump, Plugs/Cords                                   $     21,165.00
Inc.
                                     Freight                                                       $        196.62
Ebara Tec      h. 106006    8/10/94  80, 280V 4520S 4520I                                          $     38,080.00
Inc.
                                     Freight                                                       $        329.07
Ebara Tec      h. 106001    8/10/94  Cont. PNL, 208V, 80, 4040, LAM4520S                           $      7,404.00
Inc.
                                     Freight                                                       $         39.48

                          INVOICE COST: $1,178,831.45

Initials: -------------------------       ------------------------------
                    Lessor                           Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 004
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million One Hundred Seventy-eight Thousand Eight Hundred Thirty-one Dollars and Forty-five Cents Dollars ($1,178,831.45) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.

                                   SELLER:

                                   National Semiconductor

                                   Corporation


                                   By:_______________________

                                   Title:    Assistant Treasurer
                                         ------------------------
-----

                             ANNEX C
                                TO
                         SCHEDULE NO. 004
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT


                            Type and
Manufacture   Serial        Model of        Number of       Cost Per
              Numbers       Equipment       Units           Unit



See Annex A Attached hereto and Made A Part Hereof



                                   _____________________________
                                   Authorized Representative


                                   Dated:  December 13, 1994
                                         ---------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO 004
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF December 13, 1994

                  STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.793                     107.820
          2             103.116                     107.157
          3             102.431                     106.485
          4             101.733                     105.800
          5             101.021                     105.102
          6             100.296                     104.391
          7              99.558                     103.666
          8              98.811                     102.933
          9              98.051                     102.186
         10              97.277                     101.426
         11              96.496                     100.658
         12              95.700                      99.876
         13              94.891                      99.080
         14              94.074                      98.276
         15              93.248                      97.464
         16              92.413                      96.643
         17              91.569                      95.812
         18              90.715                      94.972
         19              89.853                      94.123
         20              88.982                      93.265
         21              88.101                      92.398
         22              87.211                      91.522
         23              86.313                      90.637
         24              85.405                      89.742
         25              84.487                      88.838
         26              83.561                      87.926
         27              82.626                      87.005
         28              81.685                      86.077
         29              80.736                      85.142
         30              79.781                      84.200
         31              78.818                      83.251
         32              77.847                      82.293
         33              76.869                      81.328
         34              75.883                      80.356
         35              74.889                      79.375
         36              73.888                      78.388
         37              72.877                      77.390
         38              71.544                      76.071
         39              70.199                      74.739
         40              68.846                      73.400
         41              67.484                      72.052

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         42              66.114                      70.695
         43              64.735                      69.330
         44              63.344                      67.952
         45              61.945                      66.567
         46              60.537                      65.172
         47              59.117                      63.766
         48              57.689                      62.351
         49              56.251                      60.927
         50              54.802                      59.491
         51              53.340                      58.043
         52              51.872                      56.588
         53              50.396                      55.126
         54              48.914                      53.657
         55              47.424                      52.181
         56              45.922                      50.692
         57              44.413                      49.196 cont.

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                   $1,178,831.45
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090




For reimbursement of funds
previously paid to various
vendors for equipment plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                                   Very truly yours,

                                   National Semiconductor Corporation

                                   By:
                                      --------------------------------

                                   Title:    Assistant Treasurer
                                         -----------------------------

                                   Date:     December 13, 1994
                                        ------------------------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   December 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



                OPTION 1            Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;




                OPTION 2            Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                               LESSEE:

                               National Semiconductor Corporation

                               By:
                                  -------------------------------

                               Title:    Assistant Treasurer
                                     ----------------------------

                               Date:     December 13, 1994
                                    -----------------------------

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 005
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:                Lessee & Mailing Address:



General Electric Capital                 National Semiconductor
Corporation                              Corporation
2200 Powell Street, Suite 600            2900 Semiconductor Drive
Emeryville, CA  94608                    Santa Clara, CA  95052


Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above
("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $15,318.40
     2.   Capitalized Lessor's Cost:    $1,078,009.08
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.42099,
          Mons. 37-72 1.73644
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04737, Mons.
          37-72 .05788
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Methods (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years

     c.   Basis:      100%       of Capitalized Lessor's Cost.

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
          occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commence Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or from the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim. If Lessee does not consent a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.

     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, ad at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a)  Provided that the Lease has not been earlier
          terminated and provided further that Lessee is not in
          default under the Lease or any other agreement between
          Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS
          BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO
          LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE
          SUCH OPTION, purchase all (but not less than all) of
          the Equipment listed and described in this Schedule on
          the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $  363,235.16
          (the "FMV Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair
          Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                               LESSOR:

NATIONAL SEMICONDUCTOR                GENERAL ELECTRIC CAPITAL
CORPORATION                           CORPORATION

By:______________________________     By:______________________________

_________________________________     _________________________________
(Typed or printed name and title)     (Typed or printed name and title)

                         ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    NATIONAL SEMICONDUCTOR CORPORATION

By:_________________________________     By:______________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 005
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

                 INVOICE
 VENDOR NAME        #       INV. DATE                          EQUIPMENT                              COST
-------------  -----------  ---------  ---------------------------------------------------------  -------------
Lam Research        171404    9/15/93  LAM 4420 S/N #2686                                         $  773,527.30
Corp
Lam Research        171860    9/27/93  Software, Lamstation/4420/4500                             $   13.195.00
Corp
Ebara Tech.,        103990   10/14/93  (2) 80x25 H-100, SN#932496 (2) 40x20 w/o Cooler            $  118,490.00
Inc.
Ebara Tech,         104011   10/18/93  (1) 208V Flsw PS Sol Crds/Plug                             $   21,165.00
Inc.
Ebara Tech,         104048   10/25/93  (1) 40#2 208V Sol Cords & Plugs and attachments and        $   78,795.00
Inc.                                   accessories described more fully on invoice #104048
                                       attached hereto and made a part hereof.
Ebara Tech,         104122    11/9/93  Pump System, 40x20, SN#932590 and attachments and          $   42,488.10
Inc.                                   accessories described more fully on invoice #104122
                                       attached hereto and made a part hereof.
MG Industries       G00485   11/24/93  (1) Guardian 4 Gas Protection System, Natural Gas and      $   29,334.74
                                       attachments and accessories described more fully on
                                       invoice #G00485 attached hereto and made a part hereof.
                                       Freight                                                          $658.86
                                       Freight                                                           355.08

                          INVOICE COST: $1,078,009.08

Initials: ---------------------------       -------------------------------
                    Lessor                               Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 005
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million Seventy-eight Thousand Nine Dollars and Eight Cents Dollars ($1,078,009.08) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.
-----------        ------------
                                   SELLER:

                                   National Semiconductor Corporation

                                   By:
                                      ----------------------------

                                   Title:    Assistant Treasurer
                                         -------------------------

                             ANNEX C
                                TO
                         SCHEDULE NO. 005
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT



                           Type and
Manufacturer    Serial     Model of     Number of    Cost Per
                Numbers    Equipment    Units        Unit


See Annex A Attached hereto and Made A Part Hereof


                                   --------------------------
                                   Authorized Representative


                                   Dated:         December 13, 1994
                                         --------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO 005
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

               STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.787                   107.868
          2             103.089                   107.211
          3             102.384                   106.546
          4             101.664                   105.867
          5             100.931                   105.175
          6             100.185                   104.469
          7              99.425                   103.750
          8              98.657                   103.022
          9              97.876                   102.281
         10              97.080                   101.526
         11              96.277                   100.763
         12              95.459                    99.986
         13              94.628                    99.196
         14              93.789                    98.397
         15              92.941                    97.589
         16              92.083                    96.773
         17              91.217                    95.946
         18              90.341                    95.111
         19              89.455                    94.266
         20              88.561                    93.413
         21              87.658                    92.550
         22              86.745                    91.677
         23              85.823                    90.796
         24              84.892                    89.905
         25              83.951                    89.005
         26              83.001                    88.096
         27              82.043                    87.178
         28              81.077                    86.253
         29              80.104                    85.321
         30              79.125                    84.382
         31              78.138                    83.436
         32              77.143                    82.480
         33              76.140                    81.518
         34              75.130                    80.549
         35              74.111                    79.570
         36              73.085                    78.585
         37              72.049                    77.589
         38              70.686                    76.267
         39              69.311                    74.932
         40              67.927                    73.589
         41              66.535                    72.238
         42              65.134                    70.878

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         43              63.725                    69.509
         44              62.304                    68.128
         45              60.873                    66.738
         46              59.434                    65.340
         47              57.983                    63.929
         48              56.523                    62.509
         49              55.054                    61.081
         50              53.572                    59.640
         51              52.078                    58.187
         52              50.578                    56.726
         53              49.070                    55.259
         54              47.554                    53.784
         55              46.032                    52.302
         56              44.497                    50.808
         57              42.955                    49.306 cont.

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                     $1,078,009.08
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090




For reimbursement of funds
previously paid to various
vendors for equipment plus plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                                Very truly yours,

                                National Semiconductor Corporation

                                By:___________________________

                                Title:    Assistant Treasurer
                                      ---------------------------------
----------------
                                Date:     December 13, 1994
                                     ----------------------------------
----------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   Dec. 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option


OPTION 1   /  /
        ---------
Lessee's Initials:
                  --------------


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;


OPTION 2   /  /
        ---------
Lessee's Initials:
                  --------------

(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

               LESSEE:

               National Semiconductor Corporation

               By:____________________________

               Title:    Assistant Treasurer
                     -------------------------------
-------------

               Date:     December 13, 1994
                    --------------------------------
-------------

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 006
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994


Lessor & Mailing Address:             Lessee & Mailing Address:


General Electric Capital              National Semiconductor
Corporation                           Corporation
2200 Powell Street, Suite 600         2900 Semiconductor Drive
Emeryville, CA  94608                 Santa Clara, CA  95052



Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above
("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $18,090.04
     2.   Capitalized Lessor's Cost:    $1,273,059.02
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.42099,
          Mons. 37-72 1.73644
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04737, Mons.
          37-72 .05788
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commencement Date.

C.   Tax Benefits

     Depreciation Methods (check one):

     a.   Depreciation Deductions:

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years

     c.   Basis:      100%       of Capitalized Lessor's Cost.

D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
          occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commence Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim. If Lessee does not consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.

     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, ad at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which is 60 months from the Basic Term Commencement
          Date of the Schedule for a price equal to $428,957.24 (the "FMV Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                                 LESSOR:

NATIONAL SEMICONDUCTOR                  GENERAL ELECTRIC CAPITAL
CORPORATION                             CORPORATION

By:____________________________         By:____________________________
_______                                 _______

_______________________________         _______________________________
_______                                 _______
   (Typed or printed name and               (Typed or printed name and
             title)                                   title)

                         ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the least provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shaft, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR

CORPORATION                        CORPORATION

By:_________________________       By:__________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 006
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                           DESCRIPTION OF EQUIPMENT


                INVOICE
 VENDOR NAME    #           INV. DATE                          EQUIPMENT                              COST
-------------  -----------  ---------  ---------------------------------------------------------  -------------
Applied           111260 &   12/23/93  Precision 5000 Mark II CVD                                 $  870,510.00
Materials         111259               Freight                                                    $    2,950.49

Ebara Tech,       104370     1/7/94    (4) 50x20 208 Volt Dry Pumps (2) 40x20 (#2) Dry Pumps      $  157,050.00
Inc.                                   Freight                                                    $    1,397.88

Ebara Tech,       104882    2/18/94    (1) 50x20 208 Volt Dry Pump (1) 40x20 (#2) Dry Pumps       $   48,600.00
Inc.
                  104928    2/25/94    (1) 50x20 208 Volt Dry Pump                                $   29,925.00
                                       Freight                                                    $      619.96
Ebara Tech,       104903    2/24/94    (1) 50x20 208 Volt Dry Pump                                $   29,925.00
Inc.                                   Freight                                                    $      325.50

Ebara Tech,       104942    2/28/94    (1) 40x20W/CLRS, 208V, 3/8" Exhpurge                       $   23,715.00
Inc.                                    Freight                                                   $      382.80

MG Industries     G00464   10/25/93  (3) Guardian 4 Gas Protection System, Natural Gas and        $  107,657.39
                                      attachments and accessories described more fully on
                                      invoice #G00464 attached hereto and made a part hereof.

                          INVOICE COST: $1,273,059.02

Initials: ----------------------------   --------------------------------
                   Lessor                           Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 006
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million Two Hundred Seventy-three Thousand Fifty-nine Hundred Dollars and Two Cents Dollars ($1,273,059.02) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.

                                   SELLER:

                                   National Semiconductor Corporation

                                   By:
                                      ---------------------------

                                   Title:    Assistant Treasurer
                                         ------------------------

                             ANNEX C
                                TO
                         SCHEDULE NO. 006
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT


                          Type and
Manufacturer   Serial     Model of     Number of    Cost Per
               Numbers    Equipment    Units        Unit



See Annex A Attached hereto and Made A Part Hereof




                                   --------------------------------
                                   Authorized Representative


                                   Dated:         December 13, 1994
                                         --------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO 006
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF DECEMBER 13, 1994

                  STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.787                   107.868
          2             103.089                   107.211
          3             102.384                   106.546
          4             101.664                   105.867
          5             100.931                   105.175
          6             100.185                   104.469
          7              99.425                   103.750
          8              98.657                   103.022
          9              97.876                   102.281
         10              97.080                   101.526
         11              96.277                   100.763
         12              95.459                    99.986
         13              94.628                    99.196
         14              93.789                    98.397
         15              92.941                    97.589
         16              92.083                    96.773
         17              91.217                    95.946
         18              90.341                    95.111
         19              89.455                    94.266
         20              88.561                    93.413
         21              87.658                    92.550
         22              86.745                    91.677
         23              85.823                    90.796
         24              84.892                    89.905
         25              83.951                    89.005
         26              83.001                    88.096
         27              82.043                    87.178
         28              81.077                    86.253
         29              80.104                    85.321
         30              79.125                    84.382
         31              78.138                    83.436
         32              77.143                    82.480
         33              76.140                    81.518
         34              75.130                    80.549
         35              74.111                    79.570
         36              73.085                    78.585
         37              72.049                    77.589
         38              70.686                    76.267
         39              69.311                    74.932
         40              67.927                    73.589
         41              66.535                    72.238

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         42              65.134                    70.878
         43              63.725                    69.509
         44              62.304                    68.128
         45              60.873                    66.738
         46              59.434                    65.340
         47              57.983                    63.929
         48              56.523                    62.509
         49              55.054                    61.081
         50              53.572                    59.640
         51              52.078                    58.187
         52              50.578                    56.726
         53              49.070                    55.259
         54              47.554                    53.784
         55              46.032                    52.302
         56              44.497                    50.808
         57              42.955                    49.306 cont.

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor                $1,273,059.02
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090


For reimbursement of funds
previously paid to various
vendors for equipment plus plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                                      Very truly yours,

                                      National Semiconductor Corporation

                                      By:
                                         -----------------------------

                                      Title:    Assistant Treasurer
                                            --------------------------
                                      Date:     December 13, 1994
                                            --------------------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   Dec. 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



                OPTION 1 / /              Lessee's Initials:
                        -----                               -----

(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;




                OPTION 2 / /              Lessee's Initials:
                        -----                               -----

(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                                     LESSEE:

                                     National Semiconductor Corporation


                                     By:
                                         -----------------------------

                                     Title:    Assistant Treasurer
                                            --------------------------

                                     Date:     December 13, 1994
                                            --------------------------

              ELECTRONIC AND TEST EQUIPMENT SCHEDULE
                         SCHEDULE NO. 007
                   DATED THIS DECEMBER 13, 1994
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF DECEMBER 13, 1994


Lessor & Mailing Address:                  Lessee & Mailing Address:

General Electric Capital Corporation       National Semiconductor Corporation
2200 Powell Street, Suite 600              2900 Semiconductor Drive
Emeryville, CA  94608                      Santa Clara, CA  95052


Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above
("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.   Equipment

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms

     1.   Advance Rent (if any):     $15,634.76
     2.   Capitalized Lessor's Cost:    $1,100,272.07
     3.   Basic Term Lease Rate Factor:    Mons. 1-36 1.42099,
          Mons. 37-72 1.73644
     4.   Daily Lease Rate Factor:    Mons. 1-36 .04737, Mons.
          37-72 .05788
     5.   Basic Term (No. of Months):    72
     6.   Basic Term Commencement Date:    01/03/95
     7.   Equipment Location:     333 Western Avenue, South
          Portland, ME
     8.   Lessee Federal Tax ID No.:     952095071
     9.   Last Delivery Date:
     10.  First Termination Date:    Sixty (60)      months after
          the Basic Term Commence Date.

C.   Tax Benefits

     Depreciation Deductions:

     a.   Depreciation Methods (check one):

       X       The 200% declining balance method, switching to
     straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance; OR

     ____ The method determined by applying to the unadjusted basis the applicable percentages set forth in Section
     168(b)(1) of the Code, as in effect prior to the adoption of the Tax Reform Act of 1986.

     b.   Recovery Period:        Five Years


     c.   Basis:      100%       of Capitalized Lessor's Cost.


D.   Rent

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, an amount equal to (a) the product of the "Prime Rate" as published in the "Money Rates" column of the Wall Street Journal, Western Edition, on the business day preceding the Acceptance Date, times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period, divided by (b) 360. Interim Rent
          shall be on     12/13/94       .

     2.   Basic Term Rent.  Commencing on       01/03/95
          and on the same day of each      month      thereafter
          (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     3.   [Deleted]

E.   Insurance

     1.   Public Liability:     $1,000,000    total liability per
          occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Modifications and Additions to Lease

     For purposes of this Schedule only, the Agreement is amended as follows:

     1. Section I(b) of the Agreement is hereby deleted in its entirety and the following substituted in its stead:

          (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, transferring title to the Equipment to Lessor, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

     2. Section VI(a) shall be deleted and the following substituted in its stead:

          (a)  The parties acknowledge that this is a
               sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement
               Date.

     3. Section VII of the Lease is amended by adding the following as the third sentence in subsection (a):

               Lessee agrees that upon return of the Equipment, it will be in good condition and working order, giving consideration to reasonable wear and tear and the age of the Equipment. Lessee shall, if requested by Lessor and if reasonably possible, obtain a service report from the manufacturer attesting to such condition.

     4.   Each reference contained in this Agreement to:

          (a)  "Adverse Environmental Condition" shall refer to
          (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment from the time it leaves the Supplier's possession for delivery to lessee until the time it is delivered to Lessor, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment by Lessee or Lessee's agents or (iii) the violation, or alleged violation by Lessee of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PBCs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for person injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C.
          Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conversation and Recovery Act (42 U.S.C.
          Section 6901 et seq.), the Clean Air Act (42 U.S.C.
          Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
          Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulation promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h)  "Person" shall include any individual,
          partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     5. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss. Defense and indemnification under this Section is conditioned upon Lessor giving Lessee timely written notice of any claim against which Lessor wishes to be indemnified hereunder (unless Lessee learns of any such claim from a third party, or unless Lessor does not learn of such claim until such time as Lessor, acting prudently on its own behalf, would be precluded from defending by applicable law or rules), and Lessor giving Lessee necessary and appropriate information and assistance in the defense of same. Lessee's obligation to pay or reimburse reasonable fees of counsel selected by Lessor to defend any such claim shall be conditioned upon Lessee's approval of such counsel, which approval shall not be unreasonably withheld or delayed. Lessor shall provide Lessee with periodic status reports on the defense or settlement of such claim, upon Lessee's reasonable request, and Lessor shall seek Lessee's consent to a proposed settlement of a claim. If Lessee does not consent to a proposed settlement of a claim, it shall advise Lessor of its specific objections to the proposed settlement and shall identify with particularity the terms, if any, upon which it would consent to a settlement of the claim. If Lessor settles any such claim without Lessee's consent and Lessee objects to indemnifying Lessor for such settlement, then Lessor and Lessee agree to submit the question of the reasonableness of the settlement to binding arbitration. In such arbitration, the arbitrator shall be jointly selected by the parties (or, if they cannot agree on an arbitrator, one shall be selected according to the rules of the American Arbitration Association), and the arbitrator shall determine to what extent, if any, Lessee shall indemnify Lessor for both the settlement and any attorneys' fees incurred in connection with the defense and settlement of the claim.

     The decision of the arbitrator shall be final and binding upon both parties, and neither party shall seek recourse to a court of law or other authorities to appeal for revision of such decision or any other ruling of the arbitrator. The cost of the arbitration shall be borne by both parties in equal amounts.

     6. ADDITIONS AND ALTERATIONS. Subject to the conditions set out in this paragraph, Lessor hereby agrees, if so requested by Lessee, to purchase alterations, additions or Features for the Equipment and lease them to Lessee under the same terms and conditions and with the same expiration date of the Initial Term as the applicable Equipment Schedule, and at a periodic Rental Payment that shall be mutually satisfactory to Lessor and Lessee. Lessor's obligation to purchase and lease such alterations, additions or Features shall be conditioned on the following: no default hereunder by Lessee shall have occurred and be continuing; there shall have been no material adverse change (as determined by Lessor in its reasonable exercise of business judgment) in Lessee's financial condition or business prospects from the Commencement Date of the applicable Schedule; and such alterations, additions or Features shall be acceptable for acquisition and lease under Lessor's then standard business practices. Lessee may obtain financing for such alterations, additions or Features from third parties provided that (i) such alterations, additions or Features can be undone or removed without damaging or impairing the functionality, utility or value of the Equipment as compared to Equipment on which such alterations, additions or Features had never been installed, and (ii) such financing shall not in any event create a security interest in, or lien or other encumbrance on, Lessor's Equipment.

     7.   EARLY PURCHASE OPTION:

          (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OR LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "Early Purchase Date") which
          is    60    months from the Basic Term Commencement
          Date of the Schedule for a price equal to $370,736.67 (the "FMV Early Option Price"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable.
          Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which is not leased by Lessor to Lessee and which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "Early Purchase Option".)

          (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This
Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSEE:                              LESSOR:

NATIONAL SEMICONDUCTOR               GENERAL ELECTRIC CAPITAL
CORPORATION                          CORPORATION

By:______________________________    By:____________________________

_________________________________    _________________________________
(Typed or printed name and title)    (Typed or printed name and title)

                         ADDENDUM NO, 01
         TO SCHEDULE NO. 001,002,003,004,005,006,007&008
                                TO
                      MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

            RETURN CONDITIONS - ELECTRONICS EQUIPMENT

     In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (A) Upon the request of Lessor, Lessee shall no later than 180 days prior to the expiration or other termination of the least provide:

          1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          2. a complete and current set of all manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

     (B) Upon the request of Lessor, Lessee shall, not later than 120 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings of labels which are not necessary for the operation, maintenance or repair of the Equipment, and shall be in compliance with all applicable government laws, rules and regulations.

     (D) The Equipment shall be de-installed and packed in accordance with manufacturer's recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturer's recommendations and applicable government laws, rules and regulations.

     (E) The Equipment will be transported in accordance with manufacturer's recommendations and applicable government laws, rules and regulations to not more than one individual location within the continental United States selected by Lessor.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           NATIONAL SEMICONDUCTOR
CORPORATION                        CORPORATION

By:_________________________       By:_________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. 007
                           TO MASTER LEASE AGREEMENT
                                  DATED AS OF

                            DESCRIPTION OF EQUIPMENT

                INVOICE     INV.
 VENDOR NAME       #        DATE                              EQUIPMENT                                 COST
-------------  ---------  ---------  ------------------------------------------------------------  ---------------
Applied         298232 &      3/30/94  Refurbished 5000 TEOS Three Chamber System S/N 5268           $  1,072,500.00
Materials,      330809                 Freight:                                                      $      4,057.07
Inc.

Ebara Tech.,    105212      4/13/94  (1) 40x20W/CLRS, 208V, 3/8" Exhpurge S/N 916651                 $     23,715.00
Inc.
                          INVOICE COST: $1,100,272.07

Initials: ------------------------------     -------------------------------
                      Lessor                              Lessee

                             ANNEX B
                                TO
                         SCHEDULE NO. 007
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                           BILL OF SALE

National Semiconductor Corporation (the "Seller"), in consideration of the sum of One Million One Hundred Thousand Two Hundred Seventy-two Dollars and Seven Cents Dollars ($1,100,272.07) plus sales taxes in the amount of zero Dollars ($00.00) (if exemption from sales tax is claimed, an exemption certificate must be furnished to Buyer herewith), paid by General Electric Capital Corporation (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the "Equipment") described in the above schedule (said schedule and related lease being collectively referred to as "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations. At Buyer's request, Seller will cause Supplier to execute the attached Acknowledgment.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to the Lease. Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; and
(3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this
thirteenth  day of    December  ,1994.

                                   SELLER:

                                   National Semiconductor

                                   Corporation

                                   By:________________________

                                   Title:    Assistant Treasurer
                                         ------------------------
------

                             ANNEX C
                                TO
                         SCHEDULE NO. 007
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

                    CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale is in good condition and appearance, installed (if applicable) and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                     DESCRIPTION OF EQUIPMENT


                                  Type and
Manufacturer     Serial           Model of           Number of      Cost Per
                 Numbers          Equipment          Units          Unit


See Annex A Attached hereto and Made A Part Hereof




                                   ________________________________
                                   Authorized Representative


                                   Dated:         December 13,
                                         ----------------------
1994
--------

                             ANNEX D
                               TO
                          SCHEDULE NO 007
                    TO MASTER LEASE AGREEMENT
                  DATED AS OF December 13, 1994

          STIPULATED LOSS AND TERMINATION VALUE TABLE*

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
          1             103.787                   107.868
          2             103.089                   107.211
          3             102.384                   106.546
          4             101.664                   105.867
          5             100.931                   105.175
          6             100.185                   104.469
          7              99.425                   103.750
          8              98.657                   103.022
          9              97.876                   102.281
         10              97.080                   101.526
         11              96.277                   100.763
         12              95.459                    99.986
         13              94.628                    99.196
         14              93.789                    98.397
         15              92.941                    97.589
         16              92.083                    96.773
         17              91.217                    95.946
         18              90.341                    95.111
         19              89.455                    94.266
         20              88.561                    93.413
         21              87.658                    92.550
         22              86.745                    91.677
         23              85.823                    90.796
         24              84.892                    89.905
         25              83.951                    89.005
         26              83.001                    88.096
         27              82.043                    87.178
         28              81.077                    86.253
         29              80.104                    85.321
         30              79.125                    84.382
         31              78.138                    83.436
         32              77.143                    82.480
         33              76.140                    81.518
         34              75.130                    80.549
         35              74.111                    79.570
         36              73.085                    78.585
         37              72.049                    77.589
         38              70.686                    76.267
         39              69.311                    74.932
         40              67.927                    73.589
         41              66.535                    72.238
         42              65.134                    70.878
         43              63.725                    69.509
         44              62.304                    68.128
         45              60.873                    66.738

                 TERMINATION VALUE       STIPULATED LOSS VALUE
   RENTAL            PERCENTAGE                PERCENTAGE
-------------  ----------------------  --------------------------
         46              59.434                    65.430
         47              57.983                    63.929
         48              56.523                    62.509
         49              55.054                    61.081
         50              53.572                    59.640
         51              52.078                    58.187
         52              50.578                    56.726
         53              49.070                    55.259
         54              47.554                    53.784
         55              46.032                    52.302
         56              44.497                    50.808
         57              42.955                    49.306 cont.

                     PAYMENT AUTHORIZATION


General Electric Capital Corporation
2200 Powell Street Suite 600
Emeryville, CA  94608

          You are hereby authorized to pay the proceeds from our sale to you of certain Equipment as evidenced on the attached
Bill of Sale to the following parties in the amount(s) designated below.


National Semiconductor              $1,100,272.07
Corporation
2900 Semiconductor Drive
Santa Clara, CA  95052-8090



For reimbursement of funds
previously paid to various
vendors for equipment plus plus
attachments and accessories
including labor described on
Annex A attached hereto and
made a part hereof.




                              Very truly yours,

                              National Semiconductor Corporation

                              By:_____________________________

                              Title:    Assistant Treasurer
                                    ------------------------------
--------------------------

                              Date:     December 13, 1994
                                   -------------------------------
--------------------------

                      CERTIFICATE CONCERNING
                PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a
Master Lease Agreement dated as of   December 13, 1994   (the
"Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE
Choice of Option



OPTION 1   Lessee's Initials:


(Applicable in Jurisdictions Requiring Lessor to List Equipment):
Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;


OPTION 2   Lessee's Initials:


(Applicable in Jurisdictions Permitting Lessee to List
Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                         LESSEE:

                         National Semiconductor Corporation

                         By:____________________________

                         Title:    Assistant Treasurer
                               -------------------------------
-------------------------

                         Date:     December 13, 1994
                              --------------------------------
-------------------------